EXHIBIT A

                                    AGREEMENT

                          JOINT FILING OF SCHEDULE 13G

The undersigned hereby agrees to jointly prepare and file with regulatory authorities a Schedule 13G and any future amendments thereto reporting each of the undersigned's ownership of securities of Nuerobiological Technologies, Inc. and hereby affirm that such Schedule 13G is being filed on behalf of each of the undersigned.

                                   PARAMOUNT CAPITAL ASSET MANAGEMENT, INC.

Dated: 11/12/99
New York, NY                       By /s/ Lindsay A. Rosenwald
                                      ------------------------------------------
                                   Name:    Lindsay A. Rosenwald, M.D.
                                   Title:   Chairman


                                   ARIES DOMESTIC FUND, L.P.
                                   By Paramount Capital Asset Management, Inc.
                                   General Partner

Dated: 11/12/99
New York, NY                       By /s/ Lindsay A. Rosenwald
                                      ------------------------------------------
                                   Name:    Lindsay A. Rosenwald, M.D.
                                   Title:   Chairman


                                   ARIES DOMESTIC FUND II, L.P.
                                   By Paramount Capital Asset Management, Inc.
                                   General Partner

Dated: 11/12/99
New York, NY                       By /s/ Lindsay A. Rosenwald
                                      ------------------------------------------
                                   Name:    Lindsay A. Rosenwald, M.D.
                                   Title:   Chairman


                                   THE ARIES MASTER FUND
                                   By Paramount Capital Asset Management, Inc.
                                   Investment Manager

Dated: 11/12/99
New York, NY                       By /s/ Lindsay A. Rosenwald
                                      ------------------------------------------
                                   Name:    Lindsay A. Rosenwald, M.D.
                                   Title:   Chairman

Dated: 11/12/99
New York, NY                       By /s/ Lindsay A. Rosenwald
                                      ------------------------------------------
                                   Name:    Lindsay A. Rosenwald, M.D.
                                   Title:   Chairman


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